UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 9, 2025

Bolt Projects Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40223	86-1256660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2261 Market Street, Suite 5447 San Francisco, CA	94114
(Address of principal executive offices)	(Zip Code)
(415) 325-5912
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BSLK	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50	BSLKW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) updates information provided under Item 7.01 in a Current Report on Form 8-K filed on April 10, 2025 (the “Original Filing”), in which Bolt Projects Holdings, Inc. (the “Company”) reported that, following its special meeting of stockholders that took place on April 9, 2025, at which the Company’s stockholders approved amendments to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.0001 (the “Common Stock”) at a ratio ranging from any whole number between 1-for-10 and 1-for-20, as determined by the Company’s board of directors (the “Board”), the Board approved a 1-for-20 reverse stock split (the “Reverse Stock Split”) and reported timing regarding the expected effective date of such Reverse Stock Split.

This Amendment is being filed solely for the purpose of revising the expected effective time and the expected market effective date of the Reverse Stock Split. This Amendment does not otherwise modify or update any other disclosure contained in the Original Filing and should be read in conjunction with the Original Filing.
Item 7.01 Regulation FD Disclosure.

The Reverse Stock Split is expected to become effective on April 21, 2025, at 5:00 p.m. ET with the Company’s Common Stock to begin trading on The Nasdaq Stock Market LLC on a split-adjusted basis at market open on April 22, 2025.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Amendment No. 1 to the Current Report on Form 8-K/A that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the timing of the effectiveness of the Reverse Stock Split and expected commencement of the Common Stock trading on a split-adjusted basis. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to our failure to meet the continued listing requirements of Nasdaq could result in a delisting of our Common Stock., the important factors discussed under the caption “Risk Factors” in our Prospectus filed pursuant to Rule 424(b)(3) filed with the Securities and Exchange Commission (the “SEC”) on April 4, 2025, as such factors may be updated from time to time in our filings with the SEC. Any such forward-looking statements represent management’s estimates as of the date of this Amendment No. 1 to the Current Report on Form 8-K/A. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Amendment No. 1 to the Current Report on Form 8-K/A.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT PROJECTS HOLDINGS, INC.

Date: April 16, 2025	By:	/s/ Daniel Widmaier
	Name:	Daniel Widmaier
	Title:	Chief Executive Officer
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